23(e)(1)(a)	Underwriting Agreement — Amended Schedule I dated November 13, 2009

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AMENDED SCHEDULE I
UNDERWRITING AGREEMENT
     The following series and classes of shares are offered effective as of November 13, 2009:

Transamerica AEGON High Yield Bond	Transamerica AllianceBernstein International Value	Transamerica Asset Allocation — Conservative Portfolio
Class A	Class I	Class A
Class B		Class B
Class C		Class C
Class I		Class R
Class P		Class I

Transamerica Asset Allocation — Growth Portfolio	Transamerica Asset Allocation — Moderate Growth Portfolio	Transamerica Asset Allocation — Moderate Portfolio
Class A	Class A	Class A
Class B	Class B	Class B
Class C	Class C	Class C
Class R	Class R	Class R
Class I	Class I	Class I

Transamerica Balanced	Transamerica BlackRock Global Allocation	Transamerica BlackRock Large Cap Value
Class A	Class	Class I
Class B
Class C
Class I
Class P

Transamerica BlackRock Natural Resources	Transamerica BNY Mellon Market Neutral Strategy	Transamerica Clarion Global Real Estate Securities
Class I	Class I	Class I

Transamerica Diversified Equity	Transamerica Equity	Transamerica Federated Market Opportunity
Class A	Class A	Class I
Class B	Class B
Class C	Class C
Class I	Class I
Class P	Class P
Class T

Transamerica First Quadrant Global Macro	Transamerica Flexible Income	Transamerica Focus
Class I	Class A	Class A
	Class B	Class B
	Class C	Class C
	Class I	Class I
Class P

Transamerica Growth Opportunities	Transamerica Jennison Growth	Transamerica JPMorgan Core Bond
Class A	Class A	Class I
Class B	Class B
Class C	Class C
Class I	Class I
Class P

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Transamerica JPMorgan International Bond	Transamerica JPMorgan Mid Cap Value	Transamerica Loomis Sayles Bond
Class I	Class I	Class I

Transamerica MFS International Equity	Transamerica Money Market	Transamerica Multi-Manager Alternative Strategies Portfolio
Class I	Class A	Class A
	Class B	Class C
Class C
Class I
Class P

Transamerica Multi-Manager International Portfolio	Transamerica Neuberger Berman International	Transamerica Oppenheimer Developing Markets
Class A	Class I	Class I
Class B
Class C

Transamerica Oppenheimer Small- & Mid-Cap Value	Transamerica PIMCO Real Return TIPS	Transamerica PIMCO Total Return
Class I	Class I	Class I

Transamerica Schroders International Small Cap	Transamerica Short-Term Bond	Transamerica Small/Mid Cap Value
Class I	Class A	Class A
	Class C	Class B
	Class I	Class C
Class I

Transamerica Third Avenue Value	Transamerica Thornburg International Value	Transamerica UBS Large Cap Value
Class I	Class I	Class I

Transamerica Van Kampen Emerging Markets Debt	Transamerica Van Kampen Mid-Cap Growth	Transamerica Van Kampen Small Company Growth
Class I	Class I	Class I

Transamerica WMC Emerging Markets
Class I

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